BancorpSouth, Inc. Financial Information As of December 31, 2011 Exhibit 99.2

Forward Looking Information

Certain statements contained in this presentation and the accompanying slides may not be based on historical facts and are “forward-looking statements”
within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  These forward-looking statements may be identified by reference to a future period or by the use of forward-looking terminology, such as “anticipate,” “believe,”
“estimate,” “expect,” “foresee,” “may,” “might,” “will,” “intend,” “could,” “would” or “plan,” or future or conditional verb tenses, and variations or negatives of such terms. These forward-looking statements include, without limitation, statements about the use of proceeds from the offering, pro forma capital ratios, regulatory stress tests, results of operations and financial condition. We caution you not to place undue reliance on the forward-looking statements contained in this presentation, in that actual results could differ materially from those indicated in such forward-looking statements as a result of a variety of factors.
These factors include, but are not limited to, conditions in the financial markets and economic conditions generally, including conditions in the financial markets and economic conditions generally, the adequacy of the Company’s provision and allowance for credit losses to cover actual credit losses, the credit risk associated with real estate construction, acquisition and development loans, the impact of legal or administrative proceedings, the availability of capital on favorable terms if and when needed, liquidity risk, the Company’s ability to improve its internal controls adequately, governmental regulation, including the
Dodd Frank Act,  and supervision of the Company’s operations, the impact of regulations on service charges on the Company’s core deposit accounts, the susceptibility of the Company’s business to local economic conditions, the soundness of other financial institutions, changes in interest rates, the impact of monetary policies and economic factors on the Company’s ability to attract deposits or make loans, volatility in capital and credit markets, reputational risk, the impact of hurricanes or other adverse weather events, any requirement that the Company write down goodwill or other intangible assets, diversification in the types of financial services the Company offers, competition with other financial services companies, risks in connection with completed or potential acquisitions, the Company’s growth strategy, interruptions or breaches in security of the Company’s information systems, the failure of certain third party vendors to perform, limitations on the Company’s ability to declare and pay dividends, dilution caused by the Company’s issuance of any additional shares of its common stock to raise capital or acquire other banks, bank holding companies, financial holding companies and insurance agencies, other factors generally understood to affect the financial results of financial services companies and other factors detailed from time to time in the Company’s press releases and filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date they were made, and, except as required by law, we do not undertake any obligation to update or revise forward-looking statements to reflect events or circumstances after the date of this presentation. Certain tabular presentations may not reconcile because of rounding. Unless otherwise noted, any quotes in this presentation can be attributed to company management.

This presentation contains financial information determined by methods other than those prescribed by accounting principles generally accepted in the United States ("GAAP'). Management uses these "non-GAAP" financial measures in its analysis of the Company's capital and performance. Management believes that the ratio of tangible common equity to tangible assets is important to investors who are interested in evaluating the adequacy of the Company’s capital levels.
You should not view these disclosures as a substitute for results determined in accordance with GAAP, and they are not necessarily comparable to non-GAAP measures used by other companies. The limitations associated with these measures are the risks that persons might disagree as to the appropriateness of items comprising these measures and that different companies might calculate these measures differently. Information provided in the Appendix of this presentation reconciles these non-GAAP measures with comparable measures calculated in accordance with GAAP.
Non-GAAP Financial Disclaimer

Financial Highlights
At and for the three months ended December 31, 2011
Net income of $13.3 million, or $0.16 per diluted share
Improvement in many credit quality indicators including the provision for credit losses, total NPLs and NPAs, nonaccrual loan formation, and near-term past dues
Net interest margin remained stable at 3.69%
Mortgage production increased to $390 million, although a negative
MSR market valuation adjustment reduced mortgage revenue by $1 million
Capital levels improved:
12/31/11 9/30/11 12/31/10
Equity/Assets 9.72% 9.60% 8.98%
TIER I Leverage Capital 8.85% 8.66% 8.07%
Total Capital 13.03%   12.62% 11.87%

Provision for credit losses declined $5.9 million, or 23.3%, from the previous quarter
NPLs decreased $40.5 million, or 11.1%, from the previous quarter and
NPAs declined $29.4 million, or 5.6%
Nonaccrual loan formation declined from $60.8 million for the third quarter of 2011 to $39.5 million for the fourth quarter of 2011
51% of non-accrual loans were paying as agreed
Loans 30-89 days past due, still accruing, declined from $54.1 million as of
9/30/11 to $37.5 million as of 12/31/11
Credit Quality Highlights
At and for the three months ended December 31, 2011

September 2011 and December 2010 noninterest revenue includes net securities gains/losses of $2.0 million and ($0.5) million, respectively.  Net securities gains/losses were not significant for the fourth quarter of 2011

Recent Operating Results
NM – Not meaningful
Dollars in millions, except per share data
12/31/11 9/30/11 12/31/10
Net interest revenue $107.5 $108.1 $110.2 (2.5) %
Provision for credit losses 19.3 25.1 43.3 (55.5)
Noninterest revenue 65.3 62.1 74.0 (11.7)
Noninterest expense 135.9 130.7 123.5 10.0
Income before income taxes 17.7 14.3 17.4 1.8
Income tax provision 4.4 2.4 1.6 NM
Net income $13.3 $11.9 $15.8 (15.8)
Net income per share:  diluted $0.16 $0.14 $0.19 (15.8)
Three Months Ended
Q4'11 vs.
Q4'10

Noninterest Revenue
Dollars in thousands

12/31/11 9/30/11 12/31/10
Mortgage origination and servicing 9,919 $   10,233 $ 9,231 $
MSR valuation adjustment (991)        (11,676)   8,895
Credit card, debit card and merchant fees 7,783 12,981 9,951
Service charges 17,412 17,334 16,854
Trust income 3,348 2,854 3,072
Security gains (losses), net 18 2,047 (470)
Insurance commissions 19,416 22,012 18,013
Other 8,430 6,270 8,428
        Total noninterest revenue 65,335 $ 62,055 $ 73,974 $
Three Months Ended

Change in Loan Portfolio

% Change
As of Linked YOY
12/31/11 9/30/11 12/31/10
12/31/11 vs. 9/30/11 12/31/11 vs. 12/31/10
Commercial and industrial 1,474 $  1,503 $  1,491 $  (2.0%) (1.2%)
Real estate:
Consumer mortgages 1,945 1,966 1,952 (1.1%) (0.3%)
Home equity 514 523 543 (1.7%) (5.3%)
Agricultural 239 250 252 (4.1%) (5.1%)
Commercial and industrial-owner occupied 1,302 1,330 1,331 (2.1%) (2.2%)
Construction, acquisition and development 908 977 1,175 (7.0%) (22.7%)
Commercial 1,754 1,772 1,817 (1.0%) (3.5%)
Credit Cards 106 103 106 3.0% (0.1%)
Other 627 632 665 (0.8%) (5.7%)
Total 8,870 $  9,056 $  9,333 $  (2.0%) (5.0%)
Dollars in millions
Loan balances shown net of unearned income

NPLs
Dollars in millions
Net loans and leases as of December 31, 2011

NPLs as a Percent
Outstanding    NPLs of Outstanding
Commercial and industrial $1,473.7 $13.6 0.9%
Real estate:
Consumer mortgages 1,945.2 52.6 2.7%
Home equity 514.4 2.0 0.4%
Agricultural 239.5 4.3 1.8%
Commercial and industrial-owner occupied 1,301.6 42.0 3.2%
Construction, acquisition and development 908.4 135.2 14.9%
Commercial 1,754.0 61.8 3.5%
Credit cards 106.3 3.4 3.2%
All other 627.3 7.4 1.2%
Total loans $8,870.3 $322.3 3.6%

Loans Outstanding

BancorpSouth
Right Where You Are

Outstanding
NPLs
NPLs as a Percent of
Outstanding
Multi-Family Construction $2.1 $1.1
1-4 Family Construction 169.8 15.0
Recreation and All Other Loans 67.2 1.3
Commercial Construction 130.1 5.2
Commercial Acquisition and Development 197.0 24.4
Residential Acquisition and Development 342.0 88.2
Real Estate Construction, Acquisition
and Development
$908.4 $135.2
12.4
25.8
14.9%
49.9%
8.8
1.9
4.0
Real Estate Construction, Acquisition and Development
$0
$100
$200
$300
$400
$500
Multi-Family
Construction
1-4 Family
Construction
Recreation & All
Other Loans
Commercial
Construction
Commercial A & D Residential A & D

Dollars in millions
As of December 31, 2011

$456 $420 $393 $377 $342 $300 $350 $400 $450 $500 12/31/10 3/31/11 6/30/11 9/30/11 12/31/11 Residential Acquisition and Development 11 Dollars in millions

Newly Identified Non-Accrual Loans
Dollars in millions
Based on period end balances

$131M
$111M
$50M
$61M
$39M
$60M
$52M
$48M
$54M
$38M
$0
$20
$40
$60
$80
$100
$120
$140
12/31/10 3/31/11 6/30/11 9/30/11 12/31/11
Newly Identified Non-Accrual Loans Loans 30-89 Days Past Due, Still Accruing

$0
$100
$200
$300
$400
12/31/10 3/31/11 6/30/11 9/30/11 12/31/11
Non-Accrual Lns Paying as Agreed All Other Non-Accrual Lns
Non-Accrual Loans
36% 37% 47% 48% 51%
51% of non-accrual loans were paying as agreed as of December 31, 2011

Dollars in millions
“Paying as Agreed” includes loans < 30 days past due with payments occurring at least quarterly

Dollars in millions
Net Charge-offs are Stabilizing
% Avg. Loans

$51
$52
$33
$23
$24
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
3.0%
$0
$10
$20
$30
$40
$50
$60
12/31/10 3/31/11 6/30/11 9/30/11 12/31/11
Net Charge-Offs Net Charge-offs / Average loans

Loan Impairment Analysis
As of December 31, 2011
Dollars in millions

85% of non-accrual loans are impaired and are carried at 68% of UPB
Total
Unpaid principal balance ("UPB") of impaired loans $287.1
Cumulative charge-offs on impaired loans (52.2)
Allowance for impaired loans (39.7)
Net book value of impaired loans $195.2
Net book value / UPB 68%

Other Real Estate Owned

Total
Unpaid principal balance at time of foreclosure $319.1
Cumulative charge-offs and writedowns of OREO (145.3)
Current book value of OREO $173.8
Current book value / UPB 54%
Write-downs of OREO were $8.7 million for the fourth quarter of 2011 compared with $4.4 million for the third quarter of 2011
Sales of OREO totaled $16.7 million during the fourth quarter of 2011 and resulted in no material net gain/loss
OREO is carried at 54% of the aggregate unpaid principal balance at the time of foreclosure
Dollars in millions
As of December 31, 2011

Common Stock Offering
Pro forma capital ratios assume $109 million of net proceeds.
Announced $100 million common
stock offering on January 17, 2012
Improves capitalization at the
Holding Company and maintains
flexibility at the Bank
Increases Holding Company
liquidity
Enhances strategic flexibility
Positioned for recovery
Ability to invest
Opportunistic M&A
Holding Company Capital Ratios

7.67%
10.15%
11.77%
8.46%
11.28%
12.90%
6.00%
8.00%
10.00%
12.00%
14.00%
TCE / TA Tier 1 Common
Ratio
Tier 1 Ratio
12/31/11 12/31/11 Pro Forma

Reasons for the Offering
A strong capital position is consistent with the Company’s operating philosophy.
The common equity raise will enhance our capital ratios, particularly tangible common equity to tangible assets and Tier I risk-based capital, and will bring our capital ratios more in-line with peers
In the post-financial crisis environment, all banks will be expected to operate with higher capital levels.
As a large insured depository institution, the Company’s bank subsidiary will be subjected to a regulatory “stress test” on capital.  Since the final parameters of this upcoming test are unknown, capital ratios in line with peers is a prudent position.

Appendix

Non-GAAP Financial Reconciliation
Tangible Common Equity / Tangible Assets (TCE/TA) As of As of As of
12/31/2011 9/30/2011 12/31/2010
(Dollars In Thousands)
Common Equity --> A $1,262,912 $1,266,753 $1,222,244
Assets --> B 12,995,851 13,198,518 13,615,010
Intangibles --> C 287,910 288,723 289,720
Tangible Common Equity --> D=A-C 975,002 978,030 932,524
Tangible Assets --> E=B-C 12,707,941 12,909,795 13,325,290
TCE/TA --> D/E 7.67% 7.58% 7.00%